                  AMERICAN STOCK TRANSFER & TRUST COMPANY         BULK RATE
                  40 WALL STREET                                  U.S. POSTAGE
                  NEW YORK, NEW YORK  10005                            PAID
                                                               STATEN ISLAND, NY
                                                                  PERMIT No.
                                                                     169

                  -------------------------------------------------------------
                                               SALOMON BROTHERS

                                               WORLDWIDE INCOME FUND INC

                                               ANNUAL REPORT

                                               OCTOBER 31, 1995

                                         -------------------------------------
                                             SALOMON BROTHERS ASSET MANAGEMENT
                                             -----------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

December 22, 1995

Dear Shareholders:

During the quarter ended October 31, 1995, the net asset value for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") increased from $10.40 per share at July 31, 1995 to $10.71 per share at October 31, 1995. Dividends of $0.35625 per share were declared during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the quarter ended October 31, 1995 was 6.45%, compared to a 5.09% return for the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging market debt. At October 31, the Fund's stock traded at $11.375 per share, up $0.375 per share from July 31, representing a 6% premium to the underlying net asset value per share of $10.71.

Investments in securities of emerging market issues, including both obligations of sovereign governments and companies, totaled 79% of total assets at the end of the quarter, up from 77% at the beginning of the quarter. The remainder of the Fund's portfolio assets was invested in U.S. high-yield corporate bonds. As the market for emerging market debt securities stabilized from the trough in the market in early 1995, we have decreased our allocation to U.S.-based corporate issues to take advantage of the higher relative yields in emerging market debt securities. U.S. high-yield securities represented as much as 32% of the Fund's total assets earlier in the year, which helped preserve net asset value for the Fund during the emerging market debt sell off.

The U.S. high-yield market has returned 16.77% in the first ten months of 1995 (as measured by the Salomon Brothers High-Yield Index), ahead of the 14.63% returned by the Salomon Brothers Brady Bond Index. More important for the Fund, the U.S. high-yield market had a positive return in every month of 1995, compared to the emerging debt market's negative returns for three straight months in the first quarter of 1995. Diversification by the Fund into the U.S. high-yield market in 1995 had a stabilizing effect on the Fund's net asset value.

MARKET OVERVIEW

The fiscal quarter ended October 31, 1995 saw continued recovery in emerging market debt after the dismal first calendar quarter of 1995. The decline of U.S. interest rates and continued economic and structural reform momentum developing in Brazil led to continued upward momentum in bond prices. The market, after its 5.09% return in the quarter ended October 31, 1995, returned 2.90% in November.

Spreads for the Salomon Brothers Brady Bond Index above U.S. Treasuries widened modestly from 1,076 basis points at the beginning of the quarter to 1,089 basis points at October 31.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

PORTFOLIO REVIEW

U.S. dollar-denominated bonds of the Republic of Brazil remain the largest holding of the portfolio, totaling 11.8% of total assets. Brazilian Brady Bonds were the top performing component of the Salomon Brothers Brady Bond Index during the fiscal quarter. The key to Brazil's economic and credit quality improvement in 1995 has been the credibility of its new currency, the Real, and the ability of Brazil's monetary policy to drastically reduce inflation. Inflation is expected to total 15% in 1995, down from 1,094% in 1994. After initiating a strong burst of consumption upon the introduction of the new currency in July 1994, the central bank has used high interest rates to bring economic growth rates down in the later part of 1995, reducing inflationary pressures.

The key to Brazil's performance going forward, however, is fiscal policy and the ability to reduce government expenditures, principally social spending, and to privatize business to pay down government debt. With high real interest rates, domestic debt levels are increasing substantially, although external debt remains at reasonable levels. The risk in Brazil is that the political will to downsize the government and sell off state owned companies will diminish. We view the momentum of developments in Brazil as positive and sustainable, and feel that Brazilian external debt represents an acceptable level of risk.

Obligations of the Republic of Argentina constitute 10.8% of the Fund's total assets. Argentine debt experienced substantial volatility during the quarter due to worries that Finance Minister Domingo Cavallo would resign. Cavallo is the architect of Argentina's convertibility program, which is responsible for the sharp decline in inflation in Argentina, and is believed by the investment community to be the key to Argentina's continued stability. Although we do not expect Cavallo to resign, we believe Argentina's economic management team is deeper than one man and that the country will continue to improve in its credit characteristics even if Cavallo were to depart. We expect to continue to maintain a large exposure to Argentina.

The Fund's third largest holding is in bonds of the Republic of Poland, which represents 10.5% of the Fund's total assets. Poland has shown remarkable economic advancements during 1995 and we expect Poland to develop into a major European economic force. Poland was the first Brady Bond issuing country to receive an investment grade rating, Baa3 by Moody's Investors Service, Inc. We expect that large investment grade bond buyers will focus increasingly on Poland which should cause spreads to tighten.

U.S. dollar-denominated bonds of Ecuador have grown to be the fourth largest position in the Fund during the past six months. Ecuador has experienced significant political volatility since the spring, including Vice President Dahik's fleeing of the country amid corruption charges. We have viewed this volatility as a buying opportunity and remain favorable on Ecuador as a credit.

Moroccan government loans continue as a core holding in the portfolio, accounting for 8.1% of total assets. Moroccan debt has lagged the market for much of the year, but rebounded 5.2%

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

during the quarter. Morocco's economic output and governmental finances were hurt by a drought in 1995, which caused a sharp rise in imports as well as a decline in agricultural exports. We view this as a short-term concern and expect Morocco to remain a core holding in the portfolio.

As noted previously, we have reduced our allocation in the portfolio of U.S. high-yield bonds to 8.9% of total assets at quarter end. We currently view both the emerging market debt market and the U.S. high-yield market as attractively valued. However, we view near term appreciation prospects in the emerging markets as greater. We will, however, continue to invest in the U.S. market as opportunities arise.

We have continued to maintain $60 million in borrowings. This provides both additional income to the Fund and potential for appreciation as spreads in the market narrow.

We appreciate your continued interest in the Fund. A recorded periodic update of the developments affecting the markets in which the Fund invests is available by calling (800) 725-6666.

                                                    Sincerely,


                                                    /s/  MICHAEL S. HYLAND
                                                    ----------------------
                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1995

        PRINCIPAL
        AMOUNT
         (000)                                SOVEREIGN BONDS -- 93.10%                                VALUE
----------------------------------------------------------------------------------------------------------------
                        ARGENTINA -- 16.16%
Peso      5,258         Republic of Argentina, BOCON, Pre 1, 3.4502%*,**, 4/1/01..............      $  2,477,218
US$       3,651         Republic of Argentina, BOCON, Pre 2, 5.875%*,**, 4/1/01...............         2,392,999
         28,600+        Republic of Argentina, FRB, 6.8125%*, 3/31/05.........................        17,034,875
                                                                                                    ------------
                                                                                                      21,905,092
                                                                                                    ------------
                        BRAZIL -- 17.72%
         37,740+        Federal Republic of Brazil, C Bond, 8.00%**, 4/15/14..................        19,223,757
          6,500+        Federal Republic of Brazil, NMB, Series L, 6.875%*, 4/15/09...........         3,818,750
          2,000+        Federal Republic of Brazil, Par Bond, 4.25%*, 4/15/24.................           971,250
                                                                                                    ------------
                                                                                                      24,013,757
                                                                                                    ------------
                        BULGARIA -- 7.59%
         36,750+        Republic of Bulgaria, FLIRB, Series A, 2.00%*, 7/28/12................        10,290,000
                                                                                                    ------------
                        COSTA RICA -- 3.69%
         10,000+        Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15..................         5,000,000
                                                                                                    ------------
                        ECUADOR -- 12.65%
            531+        Republic of Ecuador, EIB, 6.75%*, 12/21/04............................           308,197
         50,637+        Republic of Ecuador, PDI Bond, 6.8125%*,**, 2/28/15...................        16,836,690
                                                                                                    ------------
                                                                                                      17,144,887
                                                                                                    ------------
                        HUNGARY -- 4.96%
          8,000+        National Bank of Hungary, 8.875%, 11/1/13.............................         6,720,000
                                                                                                    ------------
                        PANAMA -- 4.24%
          7,000+        Republic of Panama, FRN, 7.25%*, 5/10/02..............................         5,740,000
                                                                                                    ------------
                        POLAND -- 15.78%
         33,201+        Republic of Poland, PDI Bond, 3.75%*, 10/27/14........................        21,393,894
                                                                                                    ------------
                        SOUTH AFRICA -- 1.04%
ZAL       6,000         Republic of South Africa Notes, 12.00%, 2/28/05.......................         1,413,202
                                                                                                    ------------
                        TRINIDAD & TOBAGO -- 2.31%
US$       3,000+        Trinidad & Tobago Notes, 9.75%, 11/3/00...............................         3,135,000
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1995

        PRINCIPAL
        AMOUNT
         (000)                               SOVEREIGN BONDS (CONCLUDED)                               VALUE
----------------------------------------------------------------------------------------------------------------
                        URUGUAY -- 1.37%
US$       2,500+        Uruguay, DCB, Series B, 6.75%*, 2/18/07...............................      $  1,850,000
                                                                                                    ------------
                        VENEZUELA -- 5.59%
         12,000+        Republic of Venezuela, FLIRB, Series A, 6.8125%*, 3/31/07.............         6,060,000
          3,000         Republic of Venezuela, FLIRB, Series B, 7.00%*, 3/31/07...............         1,515,000
                                                                                                    ------------
                                                                                                       7,575,000
                                                                                                    ------------
                        TOTAL SOVEREIGN BONDS (cost $129,223,621).............................       126,180,832
                                                                                                    ------------
                        LOAN PARTICIPATIONS++ -- 14.05%
----------------------------------------------------------------------------------------------------------------
                        Republic of Jamaica,
            778           Tranche A, 6.75%*, 10/15/00 (Chase Manhattan).......................           699,993
                        Kingdom of Morocco,
          9,350+          Tranche A, 6.6875%*, 1/1/09 (Merrill Lynch, J P Morgan).............         5,586,625
         15,000           Tranche B, 6.6875%*, 1/1/04 (Morgan Stanley, Bankers Trust).........        10,912,500
                        Russia,
                          Bank for Foreign Economic Affairs, Vnesheconombank,
DEM       7,500           Floating Rate#, 8/14/99 (Chase Manhattan)...........................         1,849,080
                                                                                                    ------------
                        TOTAL LOAN PARTICIPATIONS (cost $22,474,352)..........................        19,048,198
                                                                                                    ------------

                                              CORPORATE BONDS -- 17.95%
----------------------------------------------------------------------------------------------------------------
                        Brazil,
US$       1,000+          Aracruz Celulose, 10.375%, 1/31/02##................................           945,000
                        Canada,
C$        3,000+          Rogers Cable Systems, 9.65%, 1/15/14................................         1,904,406
                        Indonesia,
US$       1,500+          Indah Kiat International Finance, 12.50%, 6/15/06...................         1,545,000
                        Mexico,
          2,000+          Grupo Industrial Durango, 12.00%, 7/15/01...........................         1,770,000
                        United States,
          2,000+          Berry Plastics Corp., 12.25%, 4/15/04...............................         2,125,000
          1,000+          Flagstar Corp., 10.75%, 9/15/01.....................................           930,000
          5,000+          General Electric Capital Corp., 43.70%*, 10/29/96(a)................         2,050,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1995

        PRINCIPAL
        AMOUNT
         (000)                               CORPORATE BONDS (CONCLUDED)                               VALUE
----------------------------------------------------------------------------------------------------------------
                          Jordan Industries, Inc., Zero Coupon (until 8/1/98), 11.75%
US$       5,000+          thereafter, 8/1/05..................................................      $  2,850,000
          1,500+          Motor Wheel Corp., Series B, 11.50%, 3/1/00.........................         1,417,500
          1,000+          Parisian Inc., 9.875%, 7/15/03......................................           840,000
          2,000+          Penn Traffic Co., 9.625%, 4/15/05...................................         1,470,000
          2,500+          Plastic Specialty & Technology, 11.25%, 12/1/03.....................         2,256,250
          2,000+          U.S. Banknote Corp., 11.625%, 8/1/02................................         1,100,000
          1,500+          Valcor Inc., 9.625%, 11/1/03........................................         1,387,500
          2,000+          Venture Holdings Trust, 9.75%, 4/1/04...............................         1,740,000
                                                                                                    ------------
                        TOTAL CORPORATE BONDS (cost $30,943,123)..............................        24,330,656
                                                                                                    ------------
                        SHORT-TERM INVESTMENTS -- 6.78%
----------------------------------------------------------------------------------------------------------------
                        MEXICO
Peso     14,727           Cetes, 11/9/95......................................................         2,048,342
         51,609           Cetes, 11/16/95.....................................................         7,135,726
                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (cost $10,431,319).......................         9,184,068
                                                                                                    ------------
                        TOTAL INVESTMENTS -- 131.88% (cost $193,072,415)......................       178,743,754
                                                                                                    ------------
                        LIABILITIES IN EXCESS OF OTHER ASSETS -- (31.88%).....................       (43,203,525)
                                                                                                    ------------
                        NET ASSETS -- 100.0%
                        (equivalent to $10.71 per share on 12,657,133 common shares
                        outstanding)..........................................................      $135,540,229
                                                                                                     ===========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1995

--------------------------------------------------------------------------------

  * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 ** Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

  + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 ++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

  # Non-income producing. Security is currently in default.

 ## Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

     BOCON   --  Bonos de Consolidacion.
     DCB     --  Debt Conversion Bond.
     DEM     --  Deutschemark.
     EIB     --  Eligible Interest Bond.
     FLIRB   --  Front Loaded Interest Reduction Bond.
     FRB     --  Floating Rate Bond.
     FRN     --  Floating Rate Note.
     NMB     --  New Money Bond.
     PDI     --  Past Due Interest.
     ZAL     --  South African Rand.

(a) The Fund's proceeds at maturity will be increased or decreased by the percentage fluctuation in the Mexican Spot Tesobono rate between the date of issuance and the date of maturity of the note. Coupon resets quarterly and is based on the 91 day Mexican Cetes rate.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS
Investments, at value (cost -- $193,072,415).................................................   $178,743,754
Cash.........................................................................................      2,353,734
Receivable for investments sold..............................................................     18,681,258
Interest receivable..........................................................................      3,135,865
Deferred organization expenses and other assets..............................................        105,670
                                                                                                ------------
        Total assets.........................................................................    203,020,281
                                                                                                ------------
LIABILITIES
Payable for investments purchased............................................................      3,083,373
Loan payable (Note 5)........................................................................     60,000,000
Loan interest payable (Note 5)...............................................................      2,259,272
Dividend payable.............................................................................      1,502,984
Payable for compensated foreign currency contracts...........................................        370,546
Accrued expenses.............................................................................        140,475
Advisory fee payable.........................................................................        105,783
Administration fee payable...................................................................         17,619
                                                                                                ------------
        Total liabilities....................................................................     67,480,052
                                                                                                ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 12,657,133 shares
  outstanding)...............................................................................         12,657
Additional paid-in capital...................................................................    176,709,696
Distributions in excess of net investment income.............................................       (973,643)
Accumulated net realized loss on investments.................................................    (25,842,453)
Net unrealized depreciation on investments and foreign currency translation..................    (14,366,028)
                                                                                                ------------
        Net assets...........................................................................   $135,540,229
                                                                                                ------------
NET ASSET VALUE PER SHARE ($135,540,229 / 12,657,133 shares).................................   $      10.71
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1995

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of $6,110,543).....................                 $ 28,156,023
    EXPENSES
        Investment advisory fees.................................................   $1,155,700
        Administration fees......................................................      192,616
        Reports to shareholders..................................................       82,000
        Custodian's fees and expenses............................................       77,000
        Legal fees and expenses..................................................       77,000
        Audit fees and expenses..................................................       75,000
        Accounting fees..........................................................       59,000
        Transfer agent's fees and expenses.......................................       37,000
        Directors' fees..........................................................       30,000
        Amortization of organization expenses....................................       25,041
        Registration fees........................................................       19,691
        Insurance................................................................        4,769
        Miscellaneous............................................................        2,000
                                                                                    ----------
    Total operating expenses.....................................................    1,836,817
        Loan interest expense (Note 5)...........................................    4,695,000
                                                                                    ----------
    Total expenses...............................................................                    6,531,817
                                                                                                  ------------
    Net investment income........................................................                   21,624,206
                                                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on:
        Investment transactions..................................................                  (28,060,297)
        Foreign currency transactions............................................                     (746,786)
                                                                                                  ------------
                                                                                                   (28,807,083)
                                                                                                  ------------
    Net change in unrealized depreciation on:
        Investments..............................................................                   17,325,455
        Foreign currencies.......................................................                      248,323
                                                                                                  ------------
                                                                                                    17,573,778
                                                                                                  ------------
    Net loss on investments and foreign currency transactions....................                  (11,233,305)
                                                                                                  ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS...................................                 $ 10,390,901
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1995

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of short-term portfolio investments, net......................................   $ (10,343,817)
    Purchases of long-term portfolio investments............................................    (186,444,538)
    Proceeds from disposition of long-term portfolio investments and principal paydowns.....     197,570,441
                                                                                               -------------
                                                                                                     782,086
    Net investment income...................................................................      21,624,206
    Net accretion on investments............................................................      (6,110,543)
    Amortization of organization expenses...................................................          25,041
    Net change in receivables/payables related to operations................................       3,263,930
                                                                                               -------------
        Net cash flows provided by operating activities.....................................      19,584,720
                                                                                               -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Adjustment to offering costs............................................................          26,656
    Cash dividends paid.....................................................................     (18,036,444)
                                                                                               -------------
        Net cash used for financing activities..............................................     (18,009,788)
                                                                                               -------------
Net increase in cash........................................................................       1,574,932
Cash at beginning of period.................................................................         778,802
                                                                                               -------------
Cash at end of period.......................................................................   $   2,353,734
                                                                                               -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE         DECEMBER 31, 1993*
                                                                          YEAR ENDED            THROUGH
                                                                       OCTOBER 31, 1995     OCTOBER 31, 1994
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...........................................     $ 21,624,206         $ 12,970,453
    Net realized loss on investments and foreign currency
      transactions..................................................      (28,807,083)          (1,040,505)
    Net change in unrealized depreciation on investments and foreign
      currencies....................................................       17,573,778          (31,939,806)
                                                                         ------------         ------------
    Net increase (decrease) in net assets from operations...........       10,390,901          (20,009,858)
DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income............................      (17,770,598)         (12,818,926)
    Distributions in excess of net investment income................         (265,818)            (708,383)
                                                                         ------------         ------------
    Total dividends and distributions...............................      (18,036,416)         (13,527,309)
CAPITAL SHARE TRANSACTIONS
    Net increase in net assets from initial public offering of
      shares........................................................           26,656+         160,467,500
    Increase in net assets from underwriters' over-allotment
      option........................................................               --           16,128,750
                                                                         ------------         ------------
    Net increase in net assets from capital share transactions......           26,656          176,596,250
                                                                         ------------         ------------
    Total increase (decrease).......................................       (7,618,859)         143,059,083
NET ASSETS
    Beginning of period.............................................      143,159,088              100,005
                                                                         ------------         ------------
    End of period...................................................     $135,540,229         $143,159,088
                                                                         ------------         ------------

--------------------------------------------------------------------------------

* Commencement of investment operations.

+ Adjustment to offering costs.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized losses on foreign currency transactions represent net foreign exchange losses from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized depreciation on foreign currencies.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 1995, the Fund paid interest expense of $2,662,499.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends and
distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Fund's investment adviser and is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. Through August 31, 1995, the Fund also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Fund.

The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets. The Fund paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Fund's average

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 1995, the Adviser owned 7,133 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 aggregated $185,129,161 and $213,612,393, respectively.

For the year ended October 31, 1995, the Fund had a realized loss on forward foreign currency exchange contracts closed of $370,546.

The federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $14,328,661 (gross unrealized appreciation -- $7,596,541; gross unrealized depreciation -- $21,925,202).

During the year ended October 31, 1995, permanent book/tax differences of $3,853,608 arising from foreign currency losses have been reclassified to distributions in excess of net investment income from accumulated net realized loss on investments. Net investment income, net realized losses and net assets were not affected by this reclassification.

For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 1995 of approximately $25,472,000 of which approximately $889,000 and $24,583,000 expires in 2002 and 2003, respectively. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on May 5, 1995 at an interest rate of 7.5625%, which is equal to six-month LIBOR plus 1.375% and the maturity date is November 6, 1995. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $137,078,159 on October 31, 1995 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 1995, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 1995, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting closing transactions.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 9. EVENTS SUBSEQUENT TO OCTOBER 31, 1995

Subsequent to October 31, 1995, the Board of Directors of the Fund declared dividends of $.11875 per common share payable November 30, 1995 and December 29, 1995 to shareholders of record on November 13, 1995 and December 18, 1995, respectively.

The Loan Agreement with Morgan Guaranty Trust Company was renewed on November 6, 1995 at an interest rate of 6.75%, which is equal to six-month LIBOR plus 1.375%, and the maturity date is May 6, 1996.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

NOTE 10. QUARTERLY DATA (UNAUDITED)

                                                                           NET REALIZED AND
                                                                         CHANGE IN UNREALIZED           NET INCREASE
                                                                          GAINS (LOSSES) ON          (DECREASE) IN NET
                                                   NET INVESTMENT          INVESTMENTS AND         ASSETS RESULTING FROM
                                                       INCOME             FOREIGN CURRENCIES             OPERATIONS
                                                 ------------------     ----------------------     ----------------------
                                    TOTAL                      PER                       PER                        PER
        QUARTERLY PERIOD            INCOME         AMOUNT     SHARE        AMOUNT       SHARE         AMOUNT       SHARE
      -------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............  $  855,302     $  666,958   $.053     $    651,408   $  .051     $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994..............   3,755,934      3,068,100    .242      (30,047,353)   (2.374)     (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994...............   5,659,468      4,838,529    .382       (4,196,038)    (.332)         642,491      .050
August 1, 1994
 to October 31, 1994............   6,377,379      4,396,866    .347          611,672      .048        5,008,538      .395
November 1, 1994
 to January 31, 1995............   6,109,343      4,500,735    .356      (54,531,478)   (4.308)     (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995..............   6,621,361      5,010,043    .396       31,740,675     2.508       36,750,718     2.904
May 1, 1995
 to July 31, 1995...............   7,260,442      5,647,319    .446        9,571,130      .756       15,218,449     1.202
August 1, 1995
 to October 31, 1995............   8,164,877      6,466,109    .511        1,986,368      .157        8,452,477      .668

                                    DIVIDENDS AND
                                    DISTRIBUTIONS         SHARE PRICE
                                  ------------------     ------------
                                                PER
        QUARTERLY PERIOD            AMOUNT     SHARE     HIGH     LOW
      ---------------------------------------------------------------
December 31, 1993*
 to January 31, 1994............          --      --    $15 1/8  $ 15
February 1, 1994
 to April 30, 1994..............  $4,509,103   $.356     15 1/8    12
May 1, 1994
 to July 31, 1994...............   4,509,103    .356     13 1/2    11 1/8
August 1, 1994
 to October 31, 1994............   4,509,103    .356     12 5/8    10 3/4
November 1, 1994
 to January 31, 1995............   4,509,103    .356     11 3/4     9 1/4
February 1, 1995
 to April 30, 1995..............   4,509,103    .356     11 1/8     9 3/8
May 1, 1995
 to July 31, 1995...............   4,509,105    .356     11 3/4    10 3/4
August 1, 1995
 to October 31, 1995............   4,509,105    .356     11 5/8    11

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       FOR THE YEAR      DECEMBER 31, 1993*
                                                                          ENDED               THROUGH
                                                                     OCTOBER 31, 1995     OCTOBER 31, 1994
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................       $  11.31             $  14.03++
                                                                         --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................           1.71                 1.02
Net realized and unrealized losses on investments.................           (.89)               (2.60)
                                                                         --------             --------
    Total from investment operations..............................            .82                (1.58)
                                                                         --------             --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............................          (1.37)               (1.01)
Distributions in excess of net investment income..................           (.05)                (.06)
                                                                         --------             --------
    Total distributions...........................................          (1.42)               (1.07)
                                                                         --------             --------
Offering costs with respect to issuance of shares.................        --                      (.07)
                                                                         --------             --------
Net asset value, end of period....................................       $  10.71             $  11.31
                                                                     ================    ===================
Market price per share, end of period.............................       $ 11.375             $  10.75
                                                                     ================    ===================
TOTAL INVESTMENT RETURN(A)........................................         20.61%               (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses................................................          5.04%                2.90%#
    Operating expenses............................................          1.42%                1.36%#
    Interest expense..............................................          3.62%                1.54%#
    Net investment income.........................................         16.70%               10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)...............................       $135,540             $143,159
    Average net assets (000)......................................       $129,516             $151,954
    Portfolio turnover rate.......................................           101%                  13%
    Asset coverage for Loan outstanding...........................           326%                 339%
    Weighted average bank loan (000)..............................       $ 60,000             $ 39,934
    Weighted average interest rate on bank loan...................          7.83%                5.88%#

--------------------------------------------------------------------------------

   * Commencement of investment operations.

 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

   + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975) and end of period market value of $10.75 per share.

  ++ Net asset value immediately after closing of initial public offering was $13.96.

   # Annualized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 1995, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
December 15, 1995

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund Shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the custodian, as dividend disbursing agent. In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' name and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not intend to issue any new shares in connection with the Plan.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to all participants in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

---------------------------------------------------------------------------
OTHER INFORMATION  (concluded)

the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly Vice President
      and Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      President;
      Salomon Brothers Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

----------------------
SALOMON BROTHERS
WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------